INVO Bioscience

Nasdaq: INVO

Corporate Investor Presentation
July 2023

Fertility Within Reach
Making advanced fertility care more accessible and inclusive

Legal Disclaimer

This presentation (this “Presentation”) has been prepared by INVO Bioscience Inc. (the "Company") solely for informational purposes. This Presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction

You should read carefully the factors described in the Risk Factors section of any documents that we have filed with the Securities and Exchange Commission (the “SEC”) to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION ON BEHALF OF THE COMPANY NOT CONTAINED IN THIS PRESENTATION. IF YOU RECEIVE ANY SUCH INFORMATION OR REPRESENTATION, YOU SHOULD NOT RELY UPON IT.

Forward-Looking Statements

This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this Presentation that are not of a historical nature are forward-looking statements. These forward-looking statements reflect the Company's current expectations, estimates and predictions about future results and events. Such projections and statements are based upon assumptions about future events that are inherently uncertain and subjective. Although the Company believes that the expectations contained in these forward-looking statements are reasonable, it cannot give any assurance that these expectations will prove to be correct.

All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategies, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements.

All forward-looking statements involve risks, uncertainties and contingencies which are beyond our control, and that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our filings and available at www.sec.gov.

The Company is under no duty to (and expressly disclaims any such obligation to) update any of the forward-looking statements , whether as a result of new information, future events or otherwise, after the date of this Presentation or to conform these statements to actual results.

Nothing contained herein is intended to be, nor should be relied upon as, a promise or representation as to future performance of the Company.

Focused on Democratizing the Fertility Market

Unique Product/Procedure

Novel INVOcell-enabled IVC procedure provides an alternative advanced fertility treatment that reduces the need for lab equipment and resources and has shown comparable success to traditional IVF at a lower cost

Innovative Commercialization Approach

Multi-faceted commercialization strategy mainly focused on building and acquiring fertility clinics and allowing the company to share in the total fertility cycle revenue beyond INVOcell distribution sales

Significant Market Opportunity

Multi-billion dollar, large, and growing global market opportunity that remains significantly underserved due to elevated patient costs and clinic capacity/access constraints



INVOcell® – Unique Product, Revolutionary Procedure

- INVO's mission ➡ democratize the fertility industry
- IVC provides an alternative to IVF with comparable success rates

ADVANCED TREATMENT

IUI	INVOcell (IVC)	IVF
8-10%* SUCCESS	~57.1%** SUCCESS	~51.8%** SUCCESS



- IVC reduces the need for lab equipment and resources, allowing providers to pass the cost savings to patients
  - INVO Center pricing ranges from $4,500 to $7,000 per cycle***
  - IVF pricing is estimated at $12,000 to $17,000 per cycle****

*Fauque P, Lehert P, Lamotte M, et al. Clinical success of intrauterine insemination cycles is affected by the sperm preparation time. Fertil Steril. 2014;101(6):1618-1623.

**Retrospective (real-world data) collected from four separate clinics (2017-2019). Not all conventional IVF was collected from the four clinics. See updated Indication for Use (IFU) for additional details. To receive a copy of INVOcell's instructions for use, please send a request to regulatory@invobio.com.

*** IVC pricing at 3rd party IVF clinics ranges from $5,000 to $11,000 per cycle.

****Excluding medication and optional add-on's (ICSI, egg freezing, genetic testing); https://www.cnyfertility.com/ivf-cost

Innovative Commercial Approach

Commercialization strategy is focused on:

- The development of dedicated "INVO Centers" offering the INVOcell-enabled IVC procedure (with three centers in North America now operational)

positib – an INVO center | bloom fertility – an INVO center | INNOVATIVE FERTILITY SPECIALISTS – an INVO center

- The acquisition of existing IVF clinics (with first expected to close in the current quarter)

wisconsin fertility INSTITUTE

- INVOcell distribution sales to existing fertility clinics


INVO
center
Life Begins Within

Significant Market Opportunity

Globally, over 90% of infertile couples remain untreated[1]

- **~15%** of reproductive-age women are estimated to be experiencing infertility worldwide[1]
- **96 to 186 million** represents the estimated global patient population range with fertility challenges[2]
- A growing number of countries are facing a decrease in pregnancy rates and a negative birth rate
- **Only ~2.5 million** annual IVF cycles are performed worldwide[3]
- **~330,000 annual IVF cycles** in U.S. market[4]



1. Based on approximately 2.5 million global IVF cycles divided by approximately 96 to 186 million individuals with infertility (see above).
2. UCLA Health.
3. IFFS – Global Reproductive Health (Spring 2021).
4. RBMO Journal (Issue 2; 2019).

4 Key Operational Trends to Drive Shareholder Value

1


INVO
center

Rapidly Growing Clinic Operations

- 3 company-owned clinics operational
- Q1 2023 combined revenue for these clinics was $646,707, up 108% y/y and 25% vs Q4 2022
- 2 additional sites announced

2

wisconsin fertility INSTITUTE

IVF Clinic Roll-up Strategy

- Leading Wisconsin IVF clinic with 5,000+ babies born since 2007
- Deal docs signed on March 16, 2023
- Closing expected in Q3 2023*
- $5.4 M in FY 2022 revenue

3



Path to Cash Flow Breakeven in 2024

- Cost-saving plan implemented, incl. focus on North-America
- Non-recurring 510(k) 5-day label expenses completed
- Existing clinics approaching cash flow breakeven
- Acquisition expected to add $1.5M+ in annual profit

4

FDA CLEARED

Tailwinds from Clearance for Expanded INVOcell Use

- FDA 510(k) cleared INVOcell for a 5-day incubation period
- Data used in support of label expansion demonstrated improved patient outcomes

* Subject to securing acquisition funding.

1 Clinic Operations – INVO Centers

Strategy to Accelerate IVC Volume and Allow for Share in Total Fertility Cycle Revenue

- INVO Centers can require less initial investment than traditional IVF clinics and are operationally efficient
- INVO Centers expected to pass related savings through to patients, increasing affordability and access
- We believe that INVO Centers can handle more patients per square foot than conventional IVF clinics
- INVO Centers can help drive greater awareness around INVOcell and the IVC procedure
- Awareness and success data can drive greater volume and support insurance coverage
- Ability to leverage our experience from initial centers to optimize future centers and accelerate future development


INVO
center
Reception

1 Clinic Operations – Rapid Growth

Representing 75% of revenue in 2022



Clinic Revenue*
$ Millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.2
$1.7
$2.0
2021
2022
TTM Q1 2023
INVO Clinics

*Revenue **includes** both consolidated revenue from Atlanta INVO Center, as well as revenue from Birmingham and Monterrey INVO Centers, which are accounted for by INVO using the equity method



INVO
center
Life Begins Within

1 Clinic Operations – North American Focus

Initial list of potential locations is prioritized based on selection factors and growth potential


Operating INVO Centers
Announced Sites
Sites under active review*
* Cities for which we completed only a preliminary review are not shown on the map.

1 Clinic Operations – INVO Centers Are Approaching Breakeven



	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Revenue	195,417	311,024	356,361	502,993	516,327	646,707
Opex	-1,192,601	-656,032	-745,785	-721,663	-652,394	-735,147
Net loss	*-997,184*	*-345,008*	*-389,424*	*-218,672*	*-136,067*	***-88,440***
Current assets	660,877	696,237	825,437	517,724	447,422	521,817
LT assets	2,374,471	2,170,824	2,064,946	2,063,993	2,000,841	1,944,320
Current liabilities	-585,226	-583,453	-779,233	-696,083	-735,767	-1,213,301
LT liabilities	-743,972	-605,337	-690,492	-658,763	-1,042,167	-569,825
Net assets	1,706,150	1,678,271	1,420,657	1,226,870	670,329	683,011

NOTES

- Revenue **includes** both consolidated revenue from Atlanta INVO Center, as well as revenue from Birmingham and Monterrey INVO Centers, which are accounted for by INVO using the equity method
- Revenue for Q4 2021 also includes de minimis amounts from the end of Q3 2021

INVO bioscience Life Begins Within

❷ Roll-Up Strategy

- Accelerate clinic revenue growth and corporate expansion
- Complementary to new-build INVO Center strategy
- Opportunity to integrate INVOcell and expand clinic revenue
- Focused on existing, profitable IVF clinics in the U.S.
  - Excellent local market reputation
  - 200 to 500 annual treatment cycle volume
  - Targeting an estimated 80-100 US IVF clinics
- Targeting attractive valuations
  - 5x to 7x EBITDA multiple
  - Multi-year/earn-out payment structure
  - Option for seller to take equity at higher/future share price

Wisconsin Fertility Institute – 1st Acquisition (pending)

- Accretive transaction
- Attractive price – approx. 6x 2022 net income
- Expected to provide immediate scale to our operations
  - 2022 pro forma revenue reflects a potential 7.5x increase


wisconsin fertil
INSTITUT

2 Roll-Up Strategy – Wisconsin Fertility Institute

- One of Wisconsin's leading fertility centers
- Over 5,000 babies born since 2007, averaging 500+ IVF cycles per annum over the last 5 years
- Led by Elizabeth Pritts MD, dual certified (REI/OBGYN), internationally recognized physician
- Services include both traditional and alternative approaches including hormone treatments, fertility surgery, artificial insemination, IVF, donor sperm and oocytes, surrogacy and gestational carriers, and semen and ovarian tissue cryopreservation
- Dr. Pritts expected to train on the use of INVOcell to introduce IVC procedure at the clinic and to develop best practices for IVC implementation in an IVF clinic
- Documents signed on March 16, 2023
- Closing is expected to occur in Q3 2023*

	Q1 2023	2022	2021
Revenue	1,339,967	5,379,675	5,676,804
Cost of sales	509,725	2,284,922	2,335,774
Gross profit	*830,242*	*3,094,753*	*3,341,030*
Operating exp.	367,791	1,411,012	1,216,069
Income from ops.	*462,451*	*1,683,741*	*2,124,961*
Other income		666	182,359
Net income	*462,451*	*1,684,407*	*2,307,320*

	3.31.2023	12.31.2021	12.31.2021
Cash	169,361	787,297	627,949
Other crnt. assets	120,085	144,246	136,588
LT assets	982,964	1,042,606	66,261
Current liabilities	619,591	1,457,925	919,331
LT liabilities	707,929	762,703	--

- *For details, see Current Report on Form 8-K dated June 30, 2023.*
- *2022 increase in LT assets and liabilities reflects adoption of lease right of use and liability accounting.*
- *Swing in current liabilities due to timing of membership interest distributions and deferred revenue.*

$10 million purchase price

- $2.5M in cash at closing
- $2.5M in cash or common stock for next 3 anniversaries
- Seller can opt for stock in lieu of cash for 2nd – 4th payments

* Subject to securing acquisition funding.

3 Path to Breakeven

- Cost-saving plan Implemented
  - Near-term focus on US clinical ops allows for a reduction in certain business development and related medical device costs
  - Reduced spending on marketing, professional services and R&D costs until INVO reaches break-even run rate
- Non-recurring 510(k) costs completed in Q2 2023
- Existing INVO Centers approaching cash flow breakeven and new INVO Centers expected to ramp faster and more efficiently
- Subject to closing, the Wisconsin acquisition is expected to add over $1.5M in profits based on historical results
- Additional, accretive acquisitions planned



4 Expanded INVOcell Use (June 2023)

- INVOcell now cleared for a 5-day incubation period
- Allows for an apples-to-apples comparison between IVC and IVF in marketing campaigns
- Data used in support of label expansion demonstrated improved patient outcomes
- Clearance expected to have a positive effect on the overall confidence and adoption of the technology going forward

FDA CLEARED

Summary Data	INVO Cycles Day 5* (INSEM & ICSI)	INVO Cycles Day 3 (INSEM & ICSI)	Conventional IVF Day 5* (INSEM & ICSI)
Total Cycle Starts	321	450	Not Avail
Total Transfers	240	421	685
Clinical Pregnancies % / Per cycle Start	42.7 %	32.4 %	Not Avail
Birth Rate % / Per cycle Start	34.9 %	23.8 %	Not Avail
Clinical Pregnancies % / Per Transfer	57.1 %	34.7 %	51.8 %
Birth Rate % / Per Transfer	46.8 %	25.4 %	44.5 %

*Retrospective (real-world data) collected from four separate clinics (2017-2019). Not all conventional IVF was collected from the four clinics. See updated Indication for Use (IFU) for additional details.

Investment Summary

- Opportunity to address key industry challenges of cost and capacity and, in so doing, accelerate expansion of fertility market
- Transition: medical device sales to healthcare services
  - Now participating in total fertility cycle revenue
  - Strong revenue growth (Q1 up 114% 2023 vs 2022)
- Subject to closing, the Wisconsin acquisition is expected to add over $5M of profitable annual revenue* and open door for roll-up strategy
- Recent FDA clearance of label expansion expected to have a positive effect on overall confidence and adoption of the INVOcell and IVC procedure going forward
- Cost savings initiatives implemented and expected to lead to cash flow breakeven in 2024

* Based on historical results.



Financial Summary



Revenue Breakdown by Segment


Reported Clinic Revenue (Atlanta Only)
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$43,745
$614,854
2021
2022


All Clinic Revenue (Atlanta, Birmingham and Monterrey)
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$195,417
$1,686,704
2021
2022


INVOcell Product Sales (Distribution Revenue)
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$544,942
$207,342
2021
2022

- "Reported clinic revenue" reflects consolidated revenue from the Company's Atlanta, Georgia-based INVO Center.
- "All clinic revenue" reflects both consolidated (Atlanta) and equity method accounting (Birmingham and Monterrey) revenue.
- 2021 product sales include a one-time order from Ferring to meet its 2020 contracted minimum purchase amount.

Note: Data available in the Company's SEC Filings: https://www.sec.gov/edgar/browse/?CIK=1417926&owner=exclude

Income Statement Highlights

	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023
Product	*544,942*	56,750	33,777	58,926	57,889	*207,342*	50,644
Clinic	*43,745*	105,848	112,358	176,395	220,253	*614,854*	297,381
License	*3,571,429*						
Revenue	*4,160,116*	*162,598*	*146,135*	*235,321*	*278,142*	*822,196*	*348,025*
COGS	*145,052*	64,961	78,252	109,116	79,194	*331,523*	72,554
Gross profit	*4,015,064*	*97,637*	*67,883*	*126,205*	*198,948*	*490,673*	*275,471*
Opex	*9,231,588*	2,798,575	2,749,704	2,651,623	2,917,252	*11,117,154*	2,581,891
Op loss	*-5,216,524*	*-2,700,938*	*-2,681,821*	*-2,525,418*	*-2,718,304*	*-10,626,481*	*-2,306,420*
Interest, net	*-1,261,702*	-1,231	-54	-1,727	-56,125	*-59,137*	-216,589
Other	*-176,714*	-72,143	-119,666	-22,478	7,394	*-206,893*	-27,870
Net loss	*-6,654,940*	*-2,774,312*	*-2,801,541*	*-2,549,623*	*-2,767,035*	*-10,892,511*	*-2,550,879*
EBITDA, adj	*-2,805,566*	*-2,017,808*	*-2,180,619*	*-1,976,534*	*-2,232,614*	*-8,407,575*	*-1,747,831*

NOTES

Product and license revenue: FY 2021 results mostly from Ferring meeting its 2020 minimum purchase requirement and the early amortization of its license.
Clinic revenue: represents revenue for Atlanta INVO Center; Birmingham and Monterrey accounted for using the equity method.
Gross profit: decrease in gross margin starting in FY 2022 due to higher COGS for consolidated Atlanta INVO Center.
Interest: interest starting in Q4 2022 is mostly related to demand and convertible note offerings.
Non-cash: adjustments mostly related to stock-based compensation.

Balance Sheet Highlights

	12/31/2021	12/31/2022	3/31/2023
Cash and cash equivalents	$5,684,871	$90,135	$2,188,245
Other current assets	$620,994	$530,952	$621,517
Lease right of use	$2,037,052	$1,808,034	$1,750,175
Investment in joint ventures	$1,489,934	$1,237,865	$1,173,577
Total assets	$10,466,380	$4,103,715	$6,151,156
Notes payable current	-	$762,644	$1,101,321
Other current liabilities	$1,253,004	$2,646,780	$3,348,686
Lease liability, net of current portion	$1,901,557	$1,669,954	$1,610,734
Total liabilities	$3,155,700	$5,081,327	$6,062,690
Total shareholder's equity	$7,310,680	-$977,612	$88,466
Shares Outstanding	11,929,147	12,172,214	13,971,283

Key Information

INVO Bioscience (Nasdaq: INVO)	Data as of 7/13/2023
Market capitalization	$3.3 million
Stock price | 52-week range	$0.20 | $0. 15 – $1.65
Common shares issued and outstanding	16,837,580
Fully diluted shares outstanding	27,349,416
Management ownership	~3% (~8% including retired founder)
Cash (as of 3/31/2023)	$2,188,245

Management & Board of Directors



Management and Key Personnel



Steven M. Shum
Chief Executive Officer & Director



Barbara Levy, MD
Senior VP Global Clinical Integration



Andrea Goren
Chief Financial Officer



Inger Britt Carlsson, Ph.D.
VP of Global Medical Affairs



Michael J. Campbell
COO & VP of Business Development



April McGhee
VP of Clinical Operations

SANOFI GENZYME
EMD SERONO
CRAFT SPIRITS ★ CRAFT CANNING EASTSIDE
Piedmont HEALTHCARE
FUKUDA DENSHI
Franciscan HEALTH
CardinalHealth
MERCK
SHAMROCK CAPITAL ADVISORS
CooperSurgical®
Boston Scientific
ACOG
NextCare® URGENT CARE
XPLORE TECHNOLOGIES

Board of Directors



Steven M. Shum
Chief Executive Officer & Director



Rebecca Messina
Director



Matthew Szot
Director



Barbara Ryan
Director



Trent Davis
Director

INVOcell®

Life Begins Within



For more information, please contact:

Steve Shum, CEO
978-878-9505 x506
sshum@invobio.com

Andrea Goren, CFO
978-878-9505 x520
agoren@invobio.com